                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 23, 1999


                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           California                      000-23993              33-0480482
------------------------------    ------------------------   -------------------
  (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
        of Incorporation)                                    Identification No.)


                  16215 Alton Parkway, Irvine, California 92618
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 450-8700


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

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ITEM 5.  OTHER EVENTS

         On May 31, 1999, Broadcom Corporation completed the acquisitions by merger of Maverick Networks, Epigram, Inc. and Armedia, Inc. Although individually and in aggregate the three mergers were not significant to Broadcom as defined in Rule 1-02(w) of Regulation S-X, Broadcom is voluntarily providing combined pro forma financial information giving effect to the mergers.

         The following selected unaudited combined pro forma financial statement data (the "Pro Forma Financial Data") is based on historical consolidated financial statements of Broadcom as adjusted to give effect to the business combinations between Broadcom and Maverick Networks, Epigram, Inc. and Armedia, Inc., accounted for on a pooling-of-interests basis. Additionally, the Pro Forma Financial Data reflects adjustments made to (i) conform the accounting policies of the combining companies and (ii) eliminate intercompany transactions. No adjustments have been made to give effect to merger-related expenses, which will be recorded in the quarter ending June 30, 1999. The Pro Forma Financial Data gives effect to the business combinations as if they had occurred prior to the beginning of each period presented. The Pro Forma Financial Data is presented for informational purposes only, does not purport to constitute complete financial statements, and is not necessarily indicative of future operating results.

         Selected Unaudited Combined Pro Forma Financial Statement Data
                    (In thousands, except per share amounts)

                                                                      Three Months Ended
                                                  -------------------------------------------------------------
                                                   Mar. 31,     June 30,    Sept. 30,     Dec. 31,     Mar. 31,
                                                    1998          1998         1998         1998         1999
                                                  ---------    ---------    ---------    ---------    ---------
Revenue:
   Product revenue                                $  35,225    $  43,268    $  51,075    $  68,913    $  96,062
   Development revenue                                  319        1,900        1,410        1,185          258
                                                  ----------   ----------   ----------   ----------   ---------
      Net revenue                                    35,544       45,168       52,485       70,098       96,320
Cost of revenue                                      13,832       20,384       23,658       30,386       40,116
                                                  ----------   ----------   ----------   ----------   ---------
Gross profit                                         21,712       24,784       28,827       39,712       56,204
Operating expense:
   Research and development                           7,699       10,736       13,783       17,277       21,928
   Selling, general and administrative                4,828        6,308        7,483       10,842       11,675
                                                  ----------   ----------   ----------   ----------   ---------
      Total operating expense                        12,527       17,044       21,266       28,119       33,603
                                                  ----------   ----------   ----------   ----------   ---------
Income from operations                                9,185        7,740        7,561       11,593       22,601
Interest and other income, net                          293        1,139        1,104        1,239        1,659
                                                  ----------   ----------   ----------   ----------   ---------
Income before income taxes                            9,478        8,879        8,665       12,832       24,260
Provision for income taxes                            4,024        3,976        4,012        6,218        8,491
                                                  ----------   ----------   ----------   ----------   ---------
Net income                                        $   5,454    $   4,903    $   4,653    $   6,614    $  15,769
                                                  ==========   ==========   ==========   ==========   =========
Basic earnings per share                          $     .09    $     .06    $     .05    $     .07    $     .17
                                                  ==========   ==========   ==========   ==========   =========
Diluted earnings per share                        $     .06    $     .05    $     .05    $     .06    $     .15
                                                  ==========   ==========   ==========   ==========   =========
Weighted average shares (basic)                      60,748       86,274       87,596       90,784       92,743
                                                  ==========   ==========   ==========   ==========   =========
Weighted average shares (diluted)                    87,513      101,213      102,466      105,457      108,249
                                                  ==========   ==========   ==========   ==========   =========


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SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     BROADCOM CORPORATION,
                                                     a California corporation


June 23, 1999                                        By: /s/ WILLIAM J. RUEHLE
                                                         -----------------------
                                                         William J. Ruehle
                                                         Vice President and
                                                         Chief Financial Officer